Components of OCI - Summary of components Of Other Comprehensive Income (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Cash flow hedges:
Reclassification to profit or loss during the year, net of tax	€ 208	€ 4,909	€ (163)
Fair value changes of derivatives, net of tax	1,734	183	(2,053)
Cash flow hedging gains	1,942	5,092	(2,216)
Exchange differences:
Exchange differences on translation of foreign operations	2,353	(2,957)	(3,751)
Other comprehensive income/(loss) not to be reclassified to profit or loss in subsequent years (net of tax):
Net remeasurement loss on defined benefit plans, net of tax	(2,057)	(760)	352
Total	€ 2,238	€ 1,375	€ (5,615)